Exhibit 99.2
HONEYWELL INTERNATIONAL INC.
(Unaudited)
(Dollars in tables in millions)

The Company’s current estimates on a discontinued operations basis are preliminary and could change as the Company finalizes discontinued operations accounting to be recorded in the 2026 Annual Report on Form 10-K and Quarterly Report on Form 10-Q for the quarter ended September 30, 2026.

SUPPLEMENTAL QUARTERLY SEGMENT INFORMATION

	Three Months Ended
	March 31, 2026	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025
Net sales
Building Automation	$1,882	$1,692	$1,826	$1,878	$1,971
Process Automation and Technology	1,513	1,445	1,613	1,598	1,781
Industrial Automation	1,423	1,600	1,577	1,450	1,484
Total Segment sales	$4,818	$4,737	$5,016	$4,926	$5,236
Quantinuum[2]	5	19	2	3	6
Total Net sales from continuing operations	$4,823	$4,756	$5,018	$4,929	$5,242
Total Net sales from discontinued operations[1]	$4,320	$5,066	$5,334	$5,479	$4,862
Segment profit
Building Automation	$496	$440	$479	$502	$532
Process Automation and Technology	359	313	386	389	454
Industrial Automation	240	231	257	216	192
Corporate[2,3]	(151)	(191)	(218)	(241)	(234)
Total segment profit from continuing operations	$944	$793	$904	$866	$944
Total segment profit from discontinued operations[1]	$1,248	$1,492	$1,511	$1,590	$1,095

1	Effective June 29, 2026, Honeywell International Inc. rebranded as Honeywell Technologies and completed the spin-off of its Aerospace Technologies business into an independent publicly traded company, Honeywell Aerospace Inc. In connection with the spin-off, the Aerospace Technologies business is reported as discontinued operations in all periods presented. Additionally, discontinued operations includes the results of the Advanced Materials (“AM”) business, which was spun-off into an independent, publicly traded company, Solstice Advanced Materials, on October 30, 2025. The AM business was previously presented as discontinued operations effective the fourth quarter of 2025.
2	Effective the second quarter of 2026, Quantinuum Inc. (“Quantinuum”) no longer meets the definition of an operating segment, and sales and losses attributable to Quantinuum are excluded from Segment sales and Segment profit, respectively.
3	Corporate expenses historically allocated to the Aerospace Technologies and AM businesses and not eligible to be part of discontinued operations are included in Corporate.

	Three Months Ended
	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024
Net sales
Building Automation	$1,426	$1,571	$1,745	$1,798
Process Automation and Technology	1,352	1,408	1,478	1,681
Industrial Automation	1,709	1,702	1,683	1,704
Total Segment sales	$4,487	$4,681	$4,906	$5,183
Quantinuum	7	5	7	5
Total Net sales from continuing operations	$4,494	$4,686	$4,913	$5,188
Total Net sales from discontinued operations[1]	$4,611	$4,891	$4,815	$4,900
Segment profit
Building Automation	$350	$397	$452	$482
Process Automation and Technology	289	346	381	448
Industrial Automation	286	271	287	273
Corporate[2,3]	(210)	(267)	(240)	(218)
Total segment profit from continuing operations	$715	$747	$880	$985
Total segment profit from discontinued operations[1]	$1,410	$1,488	$1,452	$1,164

1	Effective June 29, 2026, Honeywell International Inc. rebranded as Honeywell Technologies and completed the spin-off of its Aerospace Technologies business into an independent publicly traded company, Honeywell Aerospace Inc. In connection with the spin-off, the Aerospace Technologies business is reported as discontinued operations in all periods presented. Additionally, discontinued operations includes the results of the Advanced Materials (“AM”) business, which was spun-off into an independent, publicly traded company, Solstice Advanced Materials, on October 30, 2025. The AM business was previously presented as discontinued operations effective the fourth quarter of 2025.
2	Effective the second quarter of 2026, Quantinuum Inc. (“Quantinuum”) no longer meets the definition of an operating segment, and sales and losses attributable to Quantinuum are excluded from Segment sales and Segment profit, respectively.
3	Corporate expenses historically allocated to the Aerospace Technologies and AM businesses and not eligible to be part of discontinued operations are included in Corporate.

SUPPLEMENTAL ANNUAL SEGMENT INFORMATION

	Years Ended December 31,
	2025	2024
Net sales
Building Automation	$7,367	$6,540
Process Automation and Technology	6,437	5,919
Industrial Automation	6,111	6,798
Total Segment sales	$19,915	$19,257
Quantinuum	30	24
Total Net sales from continuing operations	$19,945	$19,281
Total Net sales from discontinued operations[1]	$20,741	$19,217
Segment profit
Building Automation	$1,953	$1,681
Process Automation and Technology	1,542	1,464
Industrial Automation	896	1,117
Corporate[2,3]	(884)	(935)
Total segment profit from continuing operations	$3,507	$3,327
Total segment profit from discontinued operations[1]	$5,688	$5,514

1	Effective June 29, 2026, Honeywell International Inc. rebranded as Honeywell Technologies and completed the spin-off of its Aerospace Technologies business into an independent publicly traded company, Honeywell Aerospace Inc. In connection with the spin-off, the Aerospace Technologies business is reported as discontinued operations in all periods presented. Additionally, discontinued operations includes the results of the Advanced Materials (“AM”) business, which was spun-off into an independent, publicly traded company, Solstice Advanced Materials, on October 30, 2025. The AM business was previously presented as discontinued operations effective the fourth quarter of 2025.
2	Effective the second quarter of 2026, Quantinuum Inc. (“Quantinuum”) no longer meets the definition of an operating segment, and sales and losses attributable to Quantinuum are excluded from Segment sales and Segment profit, respectively.
3	Corporate expenses historically allocated to the Aerospace Technologies and AM businesses and not eligible to be part of discontinued operations are included in Corporate.

Appendix

Non-GAAP Financial Measures

The following information provides definitions and reconciliations of certain non-GAAP financial measures presented in this supplemental schedule to which this reconciliation is attached to the most directly comparable financial measures calculated and presented in accordance with generally accepted accounting principles (“GAAP").

Management believes that, when considered together with reported amounts, these measures are useful to investors and management in understanding our ongoing operations and in the analysis of ongoing operating trends. These measures should be considered in addition to, and not as replacements for, the most comparable GAAP measure. Certain measures presented on a non-GAAP basis represent the impact of adjusting items net of tax. The tax effect for adjusting items is determined individually and on a case-by-case basis. Other companies may calculate these non-GAAP measures differently, limiting the usefulness of these measures for comparative purposes.

Management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitations of these non-GAAP financial measures are that they exclude significant expenses and income that are required by GAAP to be recognized in the consolidated financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expenses and income are excluded or included in determining these non-GAAP financial measures. Investors are urged to review the reconciliation of the non-GAAP financial measures to the comparable GAAP financial measures and not to rely on any single financial measure to evaluate Honeywell Technologies’ business.

Honeywell International Inc.
Reconciliation of Organic Sales % Change
(Unaudited)

	Three Months Ended
	March 31, 2026	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025
Honeywell Technologies
Reported sales % change	1%	6%	7%	—%	1%
Less: Impact of divestitures to the prior period	(5)%	—%	(3)%	(5)%	(5)%
Reported sales percent change, adjusted for impact of divestitures	6%	6%	10%	5%	6%
Less: Foreign currency translation	2%	(2)%	—%	—%	1%
Less : Acquisitions	3%	6%	5%	4%	3%
Less: Other	—%	—%	—%	—%	—%
Organic sales % change	1%	2%	5%	1%	2%

Building Automation
Reported sales % change	11%	19%	16%	8%	10%
Less: Impact of divestitures to the prior period	—%	—%	—%	—%	—%
Reported sales percent change, adjusted for impact of divestitures	11%	19%	16%	8%	10%
Less: Foreign currency translation	3%	(2)%	—%	1%	2%
Less : Acquisitions	—%	13%	8%	—%	—%
Less: Other	—%	—%	—%	—%	—%
Organic sales % change	8%	8%	8%	7%	8%

Process Automation and Technology
Reported sales % change	5%	7%	15%	8%	6%
Less: Impact of divestitures to the prior period	—%	—%	—%	—%	—%
Reported sales percent change, adjusted for impact of divestitures	5%	7%	15%	8%	6%
Less: Foreign currency translation	—%	—%	—%	—%	—%
Less : Acquisitions	2%	(2)%	1%	—%	1%
Less: Other	9%	6%	8%	14%	8%
Organic sales % change	(6)%	3%	6%	(6)%	(3)%

Industrial Automation
Reported sales % change	(11)%	(6)%	(7)%	(14)%	(13)%
Less: Impact of divestitures to the prior period	(15)%	—%	(8)%	(16)%	(15)%
Reported sales percent change, adjusted for impact of divestitures	4%	(6)%	1%	2%	2%
Less: Foreign currency translation	3%	(1)%	1%	1%	1%
Less : Acquisitions	—%	—%	—%	—%	—%
Less: Other	—%	—%	—%	—%	—%
Organic sales % change	1%	(5)%	—%	1%	1%

	Three Months Ended
	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024
Honeywell Technologies
Reported sales % change	(8)%	(4)%	2%	7%
Less: Impact of divestitures to the prior period	—%	—%	—%	—%
Reported sales percent change, adjusted for impact of divestitures	(8)%	(4)%	2%	7%
Less: Foreign currency translation	(1)%	(1)%	—%	(1)%
Less : Acquisitions	1%	2%	4%	5%
Less: Other	—%	—%	—%	—%
Organic sales % change	(8)%	(5)%	(2)%	3%

Building Automation
Reported sales % change	(4)%	4%	14%	19%
Less: Impact of divestitures to the prior period	—%	—%	—%	—%
Reported sales percent change, adjusted for impact of divestitures	(4)%	4%	14%	19%
Less: Foreign currency translation	(1)%	(1)%	—%	—%
Less : Acquisitions	—%	4%	11%	12%
Less: Other	—%	—%	—%	—%
Organic sales % change	(3)%	1%	3%	7%

Process Automation and Technology
Reported sales % change	4%	4%	1%	8%
Less: Impact of divestitures to the prior period	—%	—%	—%	—%
Reported sales percent change, adjusted for impact of divestitures	4%	4%	1%	8%
Less: Foreign currency translation	(1)%	(1)%	(1)%	—%
Less : Acquisitions	3%	3%	—%	4%
Less: Other	—%	—%	—%	—%
Organic sales % change	2%	2%	2%	4%

Industrial Automation
Reported sales % change	(18)%	(15)%	(9)%	(4)%
Less: Impact of divestitures to the prior period	—%	—%	—%	—%
Reported sales percent change, adjusted for impact of divestitures	(18)%	(15)%	(9)%	(4)%
Less: Foreign currency translation	—%	(1)%	—%	(1)%
Less : Acquisitions	—%	—%	—%	—%
Less: Other	—%	—%	—%	—%
Organic sales % change	(18)%	(14)%	(9)%	(3)%

	Twelve Months Ended December 31,
	2025	2024
Honeywell Technologies
Reported sales % change	3%	(1)%
Less: Impact of divestitures to the prior period	(3)%	—%
Reported sales percent change, adjusted for impact of divestitures	6%	(1)%
Less: Foreign currency translation	—%	(1)%
Less : Acquisitions	4%	3%
Less: Other	—%	—%
Organic sales % change	2%	(3)%

Building Automation
Reported sales % change	13%	8%
Less: Impact of divestitures to the prior period	—%	—%
Reported sales percent change, adjusted for impact of divestitures	13%	8%
Less: Foreign currency translation	—%	(1)%
Less : Acquisitions	5%	7%
Less: Other	—%	—%
Organic sales % change	8%	2%

Process Automation and Technology
Reported sales % change	9%	4%
Less: Impact of divestitures to the prior period	—%	—%
Reported sales percent change, adjusted for impact of divestitures	9%	4%
Less: Foreign currency translation	—%	(1)%
Less : Acquisitions	9%	2%
Less: Other	—%	—%
Organic sales % change	—%	3%

Industrial Automation
Reported sales % change	(10)%	(12)%
Less: Impact of divestitures to the prior period	(10)%	—%
Reported sales percent change, adjusted for impact of divestitures	—%	(12)%
Less: Foreign currency translation	1%	(1)%
Less : Acquisitions	—%	—%
Less: Other	—%	—%
Organic sales % change	(1)%	(11)%

We define organic sales percentage as the year-over-year change in reported sales relative to the comparable period, adjusted for the impact of divestitures to the prior period, and excluding the impact on sales from foreign currency translation, acquisitions for the first 12 months following the transaction date, and certain other items that are unusual or non-recurring in nature. We believe this measure is useful to investors and management in understanding our ongoing operations and in analysis of ongoing operating trends.

Honeywell International Inc.
Reconciliation of Operating Income to Segment Profit
(Unaudited)
(Dollars in millions)

	Three Months Ended March 31,
	2026		2025		2024
	Continuing Operations	Discontinued Operations[1]	Continuing Operations	Discontinued Operations[1]	Continuing Operations	Discontinued Operations[1]
Operating income	$317	$1,157	$535	$1,435	$516	$1,344
Stock compensation expense[2]	42	15	48	13	44	9
Repositioning, Other[3,4]	54	30	43	19	50	42
Pension and other postretirement service costs[4]	13	4	9	5	11	5
Amortization of acquisition-related intangibles[5]	129	24	116	20	60	10
Divestiture-related costs[2]	57	18	—	—	—	—
Acquisition-related costs[5,6]	—	—	—	—	3	—
ERP Implementation costs[2]	6	—	—	—	—	—
Impairment of assets held for sale	263	—	15	—	—	—
Loss on Quantinuum[7]	63	$—	27	—	31	—
Segment profit	$944	$1,248	$793	$1,492	$715	$1,410

1	Effective June 29, 2026, Honeywell International Inc. rebranded as Honeywell Technologies and completed the spin-off of its Aerospace Technologies business into an independent publicly traded company, Honeywell Aerospace Inc. In connection with the spin-off, the Aerospace Technologies business is reported as discontinued operations in all periods presented. Additionally, discontinued operations includes the results of the Advanced Materials (“AM”) business, which was spun-off into an independent, publicly traded company, Solstice Advanced Materials, on October 30, 2025. The AM business was previously presented as discontinued operations effective the fourth quarter of 2025.
2	Included in Selling, general and administrative expenses.
3	Includes repositioning, asbestos, environmental expenses, equity income adjustment, and other charges.
4	Included in Cost of products and services sold, Research and development expenses, and Selling, general and administrative expenses.
5	Included in Cost of products and services sold.
6	Includes acquisition-related fair value adjustments to inventory.
7	Includes losses attributable to the Company’s investment in Quantinuum, which does not meet the definition of an operating segment. Included in Net sales, Cost of products and services sold, Research and development expenses, and Selling, general and administrative expenses.

	Three Months Ended June 30,
	2025		2024
	Continuing Operations	Discontinued Operations[1]	Continuing Operations	Discontinued Operations[1]
Operating income	$666	$1,448	$553	$1,425
Stock compensation expense[2]	45	12	45	10
Repositioning, Other[3,4]	28	26	20	38
Pension and other postretirement service costs[4]	10	5	11	5
Amortization of acquisition-related intangibles[5]	113	20	75	10
Acquisition-related costs[5,6]	(7)	—	7	—
Loss on Quantinuum[7]	49	—	36	—
Segment profit	$904	$1,511	$747	$1,488

1	Effective June 29, 2026, Honeywell International Inc. rebranded as Honeywell Technologies and completed the spin-off of its Aerospace Technologies business into an independent publicly traded company, Honeywell Aerospace Inc. In connection with the spin-off, the Aerospace Technologies business is reported as discontinued operations in all periods presented. Additionally, discontinued operations includes the results of the Advanced Materials (“AM”) business, which was spun-off into an independent, publicly traded company, Solstice Advanced Materials, on October 30, 2025. The AM business was previously presented as discontinued operations effective the fourth quarter of 2025.
2	Included in Selling, general and administrative expenses.
3	Includes repositioning, asbestos, environmental expenses, equity income adjustment, and other charges.
4	Included in Cost of products and services sold, Research and development expenses, and Selling, general and administrative expenses.
5	Included in Cost of products and services sold.
6	Includes acquisition-related fair value adjustments to inventory and third-party transaction and integration costs.
7	Includes losses attributable to the Company’s investment in Quantinuum, which does not meet the definition of an operating segment. Included in Net sales, Cost of products and services sold, Research and development expenses, and Selling, general and administrative expenses.

	Three Months Ended September 30,
	2025		2024
	Continuing Operations	Discontinued Operations[1]	Continuing Operations	Discontinued Operations[1]
Operating income	$413	$1,341	$456	$1,402
Stock compensation expense[2]	22	14	35	10
Repositioning, Other[3,4]	224	224	44	25
Pension and other postretirement service costs[4]	14	5	11	5
Amortization of acquisition-related intangibles[5]	135	6	110	10
Acquisition-related costs[5,6]	9	—	15	—
Indefinite-lived intangible asset impairment[5]	—	—	48	—
Impairment of assets held for sale	—	—	125	—
Loss on Quantinuum[7]	49	—	36	—
Segment profit	$866	$1,590	$880	$1,452

1	Effective June 29, 2026, Honeywell International Inc. rebranded as Honeywell Technologies and completed the spin-off of its Aerospace Technologies business into an independent publicly traded company, Honeywell Aerospace Inc. In connection with the spin-off, the Aerospace Technologies business is reported as discontinued operations in all periods presented. Additionally, discontinued operations includes the results of the Advanced Materials (“AM”) business, which was spun-off into an independent, publicly traded company, Solstice Advanced Materials, on October 30, 2025. The AM business was previously presented as discontinued operations effective the fourth quarter of 2025.
2	Included in Selling, general and administrative expenses.
3	Includes repositioning, asbestos, environmental expenses, equity income adjustment, and other charges.
4	Included in Cost of products and services sold, Research and development expenses, and Selling, general and administrative expenses.
5	Included in Cost of products and services sold.
6	Includes acquisition-related fair value adjustments to inventory and third-party transaction and integration costs.
7	Includes losses attributable to the Company’s investment in Quantinuum, which does not meet the definition of an operating segment. Included in Net sales, Cost of products and services sold, Research and development expenses, and Selling, general and administrative expenses.

	Three Months Ended December 31,
	2025		2024
	Continuing Operations	Discontinued Operations[1]	Continuing Operations	Discontinued Operations[1]
Operating income	$(443)	$1,023	$648	$1,097
Stock compensation expense[2]	38	15	29	12
Repositioning, Other[3,4]	95	35	33	40
Pension and other postretirement service costs[4]	24	4	13	4
Amortization of acquisition-related intangibles[5]	145	18	129	11
Indefinite-lived intangible asset impairment[5]	44	—	—	—
Impairment of goodwill	724	—	—	—
Impairment of assets held for sale	255	—	94	—
Loss on Quantinuum[7]	62	—	39	—
Segment profit	$944	$1,095	$985	$1,164

1	Effective June 29, 2026, Honeywell International Inc. rebranded as Honeywell Technologies and completed the spin-off of its Aerospace Technologies business into an independent publicly traded company, Honeywell Aerospace Inc. In connection with the spin-off, the Aerospace Technologies business is reported as discontinued operations in all periods presented. Additionally, discontinued operations includes the results of the Advanced Materials (“AM”) business, which was spun-off into an independent, publicly traded company, Solstice Advanced Materials, on October 30, 2025. The AM business was previously presented as discontinued operations effective the fourth quarter of 2025.
2	Included in Selling, general and administrative expenses.
3	Includes repositioning, asbestos, environmental expenses, equity income adjustment, and other charges.
4	Included in Cost of products and services sold, Research and development expenses, and Selling, general and administrative expenses.
5	Included in Cost of products and services sold.
6	Includes acquisition-related fair value adjustments to inventory and third-party transaction and integration costs.
7	Includes losses attributable to the Company’s investment in Quantinuum, which does not meet the definition of an operating segment. Included in Net sales, Cost of products and services sold, Research and development expenses, and Selling, general and administrative expenses.

	Years Ended December 31,
	2025		2024
	Continuing Operations	Discontinued Operations[1]	Continuing Operations	Discontinued Operations[1]
Operating income	$1,171	$5,247	$2,173	$5,268
Stock compensation expense[2]	153	54	153	41
Repositioning, Other[3,4]	390	304	147	145
Pension and other postretirement service costs[4]	57	19	46	19
Amortization of acquisition-related intangibles[5]	509	64	374	41
Acquisition-related costs[5,6]	2	—	25	—
Indefinite-lived intangible asset impairment[5]	44	—	48	—
Impairment of goodwill	724	—	—	—
Impairment of assets held for sale	270	—	219	—
Loss on Quantinuum[7]	187	—	142	—
Segment profit	$3,507	$5,688	$3,327	$5,514

1	Effective June 29, 2026, Honeywell International Inc. rebranded as Honeywell Technologies and completed the spin-off of its Aerospace Technologies business into an independent publicly traded company, Honeywell Aerospace Inc. In connection with the spin-off, the Aerospace Technologies business is reported as discontinued operations in all periods presented. Additionally, discontinued operations includes the results of the Advanced Materials (“AM”) business, which was spun-off into an independent, publicly traded company, Solstice Advanced Materials, on October 30, 2025. The AM business was previously presented as discontinued operations effective the fourth quarter of 2025.
2	Included in Selling, general and administrative expenses.
3	Includes repositioning, asbestos, environmental expenses, equity income adjustment, and other charges.
4	Included in Cost of products and services sold, Research and development expenses, and Selling, general and administrative expenses.
5	Included in Cost of products and services sold.
6	Includes acquisition-related fair value adjustments to inventory and third-party transaction and integration costs.
7	Includes losses attributable to the Company’s investment in Quantinuum, which does not meet the definition of an operating segment. Included in Net sales, Cost of products and services sold, Research and development expenses, and Selling, general and administrative expenses.
We define operating income as net sales less total cost of products and services sold, research and development expenses, selling, general and administrative expenses, impairment of goodwill, and impairment of assets held for sale. We define segment profit, on an overall Honeywell Technologies basis, as operating income, excluding stock compensation expense, pension and other postretirement service costs, amortization of acquisition-related intangibles, certain acquisition- and divestiture-related costs and impairments, repositioning and other charges, and the results of Quantinuum. We believe this measure is useful to investors and management in understanding our ongoing operations and in analysis of ongoing operating trends.

Honeywell International Inc.
Reconciliation of Earnings per Share to Adjusted Earnings per Share
(Unaudited)

	Three Months Ended March 31, 2026
	Continuing Operations	Discontinued Operations(1)
Earnings per share of common stock - diluted[2]	$0.09	$1.20
Pension income[3]	(0.10)	(0.09)
Amortization of acquisition-related intangibles[4]	0.16	0.03
Divestiture-related costs[5]	0.05	0.26
Debt restructuring costs[6]	0.35	—
Impairment of assets held for sale[7]	0.31	—
Gain on sale of business[8]	(0.01)	—
ERP Implementation costs[9]	0.01	—
Loss on Quantinuum[10]	0.03	—
Adjusted earnings per share of common stock - diluted	$0.89	$1.40

1	Effective June 29, 2026, Honeywell International Inc. rebranded as Honeywell Technologies and completed the spin-off of its Aerospace Technologies business into an independent publicly traded company, Honeywell Aerospace Inc. In connection with the spin-off, the Aerospace Technologies business is reported as discontinued operations in all periods presented. Additionally, discontinued operations includes the results of the Advanced Materials (“AM”) business, which was spun-off into an independent, publicly traded company, Solstice Advanced Materials, on October 30, 2025. The AM business was previously presented as discontinued operations effective the fourth quarter of 2025.
2	For the three months ended March 31, 2026, adjusted earnings per share utilizes weighted average shares of approximately 638.4 million.
3	For the three months ended March 31, 2026, continuing operations pension income was $65 million, net of tax expense of $20 million. For the three months ended March 31, 2026, discontinued operations pension income was $60 million, net of tax expense of $19 million.
4	For the three months ended March 31, 2026, continuing operations acquisition-related intangibles amortization was $99 million, net of tax benefit of $30 million. For the three months ended March 31, 2026, discontinued operations acquisition-related intangibles amortization was $18 million, net of tax benefit of $6 million.
5
For the three months ended March 31, 2026, the continuing operations adjustment for divestiture-related costs, which is principally comprised of third-party transaction costs, was $29 million as reported, net of tax benefit of approximately $124 million. For the three months ended March 31, 2026, discontinued operations divestiture-related costs was $175 million, net of tax benefit of approximately $25 million.

6	For the three months ended March 31, 2026, the adjustment for debt restructuring costs was $226 million, net of tax benefit of $70 million.
7	For the three months ended March 31, 2026, the impairment charge of assets held for sale was $200 million, net of tax benefit of $63 million.
8	For the three months ended March 31, 2026, the adjustment for gain on sale of the personal protective equipment business was $6 million, without tax benefit.
9	For the three months ended March 31, 2026, the adjustment for ERP implementation costs was $5 million, net of tax benefit of $1 million.
10	Includes losses attributable to the Company’s investment in Quantinuum, which does not meet the definition of an operating segment. For the three months ended March 31, 2026, the adjustment for Quantinuum was $17 million, net of tax benefit of $8 million.

	Three Months Ended March 31,
	2025		2024
	Continuing Operations	Discontinued Operations[1]	Continuing Operations	Discontinued Operations[1]
Earnings per share of common stock - diluted[2]	$0.40	$1.82	$0.50	$1.73
Pension income[3]	(0.07)	(0.09)	(0.09)	(0.08)
Amortization of acquisition-related intangibles[4]	0.14	0.02	0.07	0.01
Acquisition-related costs[5]	0.01	—	0.07	(0.06)
Divestiture-related costs[6]	0.08	—	—	—
Russia-related costs[7]	—	—	0.02	—
Impairment of assets held for sale[8]	0.02	—	—	—
Loss on Quantinuum[9]	0.01	—	0.01	—
Adjusted earnings per share of common stock - diluted	$0.59	$1.75	$0.58	$1.60

1	Effective June 29, 2026, Honeywell International Inc. rebranded as Honeywell Technologies and completed the spin-off of its Aerospace Technologies business into an independent publicly traded company, Honeywell Aerospace Inc. In connection with the spin-off, the Aerospace Technologies business is reported as discontinued operations in all periods presented. Additionally, discontinued operations includes the results of the Advanced Materials (“AM”) business, which was spun-off into an independent, publicly traded company, Solstice Advanced Materials, on October 30, 2025. The AM business was previously presented as discontinued operations effective the fourth quarter of 2025.
2	For the three months ended March 31, 2025, and 2024, adjusted earnings per share utilizes weighted average shares of approximately 651.7 million and 656.6 million.
3	For the three months ended March 31, 2025, and 2024, continuing operations pension income was $49 million and $57 million, net of tax expense of $16 million and $17 million, respectively. For the three months ended March 31, 2025, and 2024, discontinued operations pension income was $58 million and $53 million, net of tax expense of $17 million and $18 million, respectively.

4	For the three months ended March 31, 2025, and 2024, continuing operations acquisition-related intangibles amortization was $88 million and $50 million, net of tax benefit of $28 million and $10 million, respectively. For the three months ended March 31, 2025, and 2024, discontinued operations acquisition-related intangibles amortization was $15 million and $5 million, net of tax benefit of $5 million and $5 million, respectively.
5	For the three months ended March 31, 2025, the continuing operations adjustment for acquisition-related costs, which is principally comprised of third-party transaction and integration costs, is $6 million, net of tax benefit of $2 million. For the three months ended March 31, 2024, the continuing operations adjustment for acquisition-related costs, which is principally comprised of third-party transaction and integration costs, is $43 million, net of tax expense of $38 million. For the three months ended March 31, 2024, the discontinued operations adjustment for acquisition-related costs, which is principally comprised of third-party transaction and integration costs, is $39 million, net of tax benefit of $39 million.
6
For the three months ended March 31, 2025, the continuing operations adjustment for divestiture-related costs, which is principally comprised of third-party transaction costs, was $54 million, net of tax expense of approximately $45 million.

7	For the three months ended March 31, 2024, the adjustment is a $17 million expense, without tax benefit, due to the settlement of a contractual dispute with a Russian entity associated with the Company’s suspension and wind down activities in Russia.
8	For the three months ended March 31, 2025, the impairment charge of assets held for sale was $15 million, without tax benefit.
9	Includes losses attributable to the Company’s investment in Quantinuum, which does not meet the definition of an operating segment. For the three months ended March 31, 2025 and 2024, the adjustment for Quantinuum was $8 million and $8 million, net of tax benefit of $4 million and $4 million, respectively.

	Three Months Ended June 30,
	2025		2024
	Continuing Operations	Discontinued Operations[1]	Continuing Operations	Discontinued Operations[1]
Earnings per share of common stock - diluted[2]	$0.60	$1.85	$0.54	$1.82
Pension income[3]	(0.01)	(0.09)	(0.08)	(0.08)
Amortization of acquisition-related intangibles[4]	0.13	0.03	0.09	0.01
Acquisition-related costs[5]	—	—	0.09	(0.06)
Divestiture-related costs[6]	0.09	0.01	—	—
Loss (gain) on sale of business[7]	0.04	—	—	—
Loss on Quantinuum[8]	0.03	—	0.02	—
Adjusted earnings per share of common stock - diluted	$0.88	$1.80	$0.66	$1.69

1	Effective June 29, 2026, Honeywell International Inc. rebranded as Honeywell Technologies and completed the spin-off of its Aerospace Technologies business into an independent publicly traded company, Honeywell Aerospace Inc. In connection with the spin-off, the Aerospace Technologies business is reported as discontinued operations in all periods presented. Additionally, discontinued operations includes the results of the Advanced Materials (“AM”) business, which was spun-off into an independent, publicly traded company, Solstice Advanced Materials, on October 30, 2025. The AM business was previously presented as discontinued operations effective the fourth quarter of 2025.
2	For the three months ended June 30, 2025, and 2024, adjusted earnings per share utilizes weighted average shares of approximately 640.9 million and 654.2 million.
3	For the three months ended June 30, 2025, and 2024, continuing operations pension income was $7 million and $52 million, net of tax expense of $3 million and $15 million, respectively. For the three months ended June 30, 2025, and 2024, discontinued operations pension income was $58 million and $55 million, net of tax expense of $17 million and $18 million, respectively.
4	For the three months ended June 30, 2025, and 2024, continuing operations acquisition-related intangibles amortization was $86 million and $58 million, net of tax benefit of $27 million and $17 million, respectively. For the three months ended June 30, 2025, and 2024, discontinued operations acquisition-related intangibles amortization was $15 million and $8 million, net of tax benefit of $5 million and $2 million, respectively.
5	For the three months ended June 30, 2024, the continuing operations adjustment for acquisition-related costs, which is principally comprised of third-party transaction and integration costs and acquisition-related fair value adjustments to inventory, is $62 million, net of tax expense of $34 million. For the three months ended June 30, 2024, the discontinued operations adjustment for acquisition-related costs, which is principally comprised of third-party transaction and integration costs and acquisition-related fair value adjustments to inventory, is $40 million, net of tax benefit of $41 million.
6
For the three months ended June 30, 2025, the continuing operations adjustment for divestiture-related costs, which is principally comprised of third-party transaction costs, was $54 million, net of tax expense of approximately $14 million. For the three months ended June 30, 2025, discontinued operations divestiture-related costs was $8 million, net of tax benefit of approximately $33 million.

7	For the three months ended June 30, 2025, the adjustment for loss on sale of the personal protective equipment business was $28 million, net of tax benefit of $2 million.
8	Includes losses attributable to the Company’s investment in Quantinuum, which does not meet the definition of an operating segment. For the three months ended June 30, 2025 and 2024, the adjustment for Quantinuum was $16 million and $11 million, net of tax benefit of $7 million and $5 million, respectively.

	Three Months Ended September 30,
	2025		2024
	Continuing Operations	Discontinued Operations[1]	Continuing Operations	Discontinued Operations[1]
Earnings per share of common stock - diluted[2]	$1.50	$1.36	$0.37	$1.79
Pension income[3]	(0.09)	(0.09)	(0.09)	(0.08)
Amortization of acquisition-related intangibles[4]	0.16	0.01	0.13	0.01
Acquisition-related costs[5]	0.03	—	0.07	(0.04)
Divestiture-related costs[6]	0.28	0.32	—	—
Indefinite-lived intangible asset impairment[7]	—	—	0.06	—
Impairment of assets held for sale[8]	—	—	0.19	—
Gain related to Resideo indemnification and reimbursement agreement termination[9]	(1.26)	—	—	—
Adjustment to estimated future environmental liabilities[10]	0.03	0.22	—	—
Loss on settlement of divestiture of asbestos liabilities[11]	0.17	—	—	—
Loss on Quantinuum[12]	0.02	—	0.02	—
Adjusted earnings per share of common stock - diluted	$0.84	$1.82	$0.75	$1.68

1	Effective June 29, 2026, Honeywell International Inc. rebranded as Honeywell Technologies and completed the spin-off of its Aerospace Technologies business into an independent publicly traded company, Honeywell Aerospace Inc. In connection with the spin-off, the Aerospace Technologies business is reported as discontinued operations in all periods presented. Additionally, discontinued operations includes the results of the Advanced Materials (“AM”) business, which was spun-off into an independent, publicly traded company, Solstice Advanced Materials, on October 30, 2025. The AM business was previously presented as discontinued operations effective the fourth quarter of 2025.
2	For the three months ended September 30, 2025, and 2024, adjusted earnings per share utilizes weighted average shares of approximately 638.8 million and 654.1 million.
3	For the three months ended September 30, 2025, and 2024, continuing operations pension income was $57 million and $58 million, net of tax expense of $18 million and $19 million, respectively. For the three months ended September 30, 2025, and 2024, discontinued operations pension income was $57 million and $52 million, net of tax expense of $17 million and $16 million, respectively.
4	For the three months ended September 30, 2025, and 2024, continuing operations acquisition-related intangibles amortization was $102 million and $87 million, net of tax benefit of $33 million and $23 million, respectively. For the three months ended September 30, 2025, and 2024, discontinued operations acquisition-related intangibles amortization was $5 million and $8 million, net of tax benefit of $1 million and $2 million, respectively.
5	For the three months ended September 30, 2025, and 2024, the continuing operations adjustment for acquisition-related costs, which is principally comprised of third-party transaction and integration costs and acquisition-related fair value adjustments to inventory, is $17 million and $47 million, net of tax benefit of $5 million, and net of tax expense of $23 million. For the three months ended September 30, 2024, the discontinued operations adjustment for acquisition-related costs, which is principally comprised of third-party transaction and integration costs and acquisition-related fair value adjustments to inventory, is $27 million, net of tax benefit of $28 million.
6
For the three months ended September 30, 2025, the continuing operations adjustment for divestiture-related costs, which is principally comprised of third-party transaction costs, was $180 million, net of tax expense of approximately $122 million. For the three months ended September 30, 2025, discontinued operations divestiture-related costs was $202 million, net of tax benefit of approximately $7 million.

7	For the three months ended September 30 2024, the impairment charge of indefinite-lived intangible assets associated with the personal protective equipment business was $37 million, net of tax benefit of $11 million.
8	For the three months ended September 30, 2024, the impairment charge of assets held for sale was $125 million, without tax benefit.
9	For the three months ended September 30, 2025, the gain related to the Resideo indemnification and reimbursement agreement termination was $802 million, without tax expense.
10
In the three months ended September 30, 2025, the Company enhanced its process for estimating environmental liabilities at sites undergoing active remediation, which led to earlier recognition of the estimated probable liabilities and an increase to estimated environmental liabilities. For the three months ended September 30, 2025, the continuing operations adjustment to increase environmental liabilities was $22 million, net of tax benefit of $7 million. For the twelve months ended December 31, 2025, the discontinued operations adjustment to increase environmental liabilities was $139 million, net of tax benefit $43 million.

11	For the three months ended September 30, 2025, the adjustment for loss on settlement of divestiture of asbestos liabilities was $112 million, net of tax benefit of $36 million.
12	Includes losses attributable to the Company’s investment in Quantinuum, which does not meet the definition of an operating segment. For the three months ended September 30, 2025 and 2024, the adjustment for Quantinuum was $16 million and $10 million, net of tax benefit of $6 million and $5 million, respectively.

	Three Months Ended December 31,
	2025		2024
	Continuing Operations	Discontinued Operations[1]	Continuing Operations	Discontinued Operations[1]
Earnings per share of common stock - diluted[2]	$(0.88)	$0.70	$0.58	$1.38
Pension expense (income)[3]	0.11	(0.12)	0.04	(0.08)
Amortization of acquisition-related intangibles[4]	0.17	0.02	0.15	0.01
Acquisition-related costs[5]	0.02	—	0.09	(0.07)
Divestiture-related costs[6]	(0.04)	0.53	—	0.04
Indefinite-lived intangible asset impairment[7]	0.07	—	—	—
Impairment of goodwill[8]	1.13	—	—	—
Impairment of assets held for sale[9]	0.31	—	0.14	—
Flexjet-related litigation matters[10]	—	0.47	—	—
Loss on Quantinuum[11]	0.03	—	0.02	—
Adjusted earnings per share of common stock - diluted	$0.92	$1.60	$1.02	$1.28

1	Effective June 29, 2026, Honeywell International Inc. rebranded as Honeywell Technologies and completed the spin-off of its Aerospace Technologies business into an independent publicly traded company, Honeywell Aerospace Inc. In connection with the spin-off, the Aerospace Technologies business is reported as discontinued operations in all periods presented. Additionally, discontinued operations includes the results of the Advanced Materials (“AM”) business, which was spun-off into an independent, publicly traded company, Solstice Advanced Materials, on October 30, 2025. The AM business was previously presented as discontinued operations effective the fourth quarter of 2025.
2	For the three months ended December 31, 2025, and 2024, adjusted earnings per share utilizes weighted average shares of approximately 638.6 million and 654.8 million.
3	For the three months ended December 31, 2025, and 2024, continuing operations pension expense was $73 million and $26 million, net of tax benefit of $12 million and $7 million, respectively. For the three months ended December 31, 2025, and 2024, discontinued operations pension income was $79 million and $55 million, net of tax expense of $13 million and $14 million, respectively.
4	For the three months ended December 31, 2025, and 2024, continuing operations acquisition-related intangibles amortization was $110 million and $97 million, net of tax benefit of $35 million and $32 million, respectively. For the three months ended December 31, 2025, and 2024, discontinued operations acquisition-related intangibles amortization was $14 million, net of tax benefit of $4 million, and $11 million, without tax benefit, respectively.
5	For the three months ended December 31, 2025, the continuing operations adjustment for acquisition-related costs, which is principally comprised of third-party transaction and integration costs and acquisition-related fair value adjustments to inventory, is $13 million, net of tax benefit of $4 million. For the three months ended December 31, 2024, the continuing operations adjustment for acquisition-related costs, which is principally comprised of third-party transaction and integration costs and acquisition-related fair value adjustments to inventory, is $61 million, net of tax expense of $47 million. For the three months ended December 31, 2024, the discontinued operations adjustment for acquisition-related costs, which is principally comprised of third-party transaction and integration costs and acquisition-related fair value adjustments to inventory, is $48 million, net of tax benefit of $50 million.
6
For the three months ended December 31, 2025, the continuing operations adjustment for divestiture-related costs, which is principally comprised of third-party transaction costs, was $27 million, net of tax benefit of approximately $150 million. For the three months ended December 31, 2025, discontinued operations divestiture-related costs was $341 million, net of tax expense of approximately $138 million.

7	For the three months ended December 31, 2025, the impairment charge of assets held for sale was $44 million, without tax benefit.
8	For the three months ended December 31, 2025, the impairment charge of goodwill associated with the Industrial Automation reportable segment was $724 million, without tax benefit.
9	For the three months ended December 31, 2025, the impairment charge of assets held for sale was $194 million, net of tax benefit of $61 million. For the three months ended December 31, 2024, the impairment charge of assets held for sale was $94 million, without tax benefit.
10
For the three months ended December 31, 2025, the adjustment for the Flexjet-related litigation matters was $302 million, net of tax benefit of $71 million. Management considers the nature and significance of these litigation matters to be unusual and not indicative of the Company's ongoing performance.

11	Includes losses attributable to the Company’s investment in Quantinuum, which does not meet the definition of an operating segment. For the three months ended December 31, 2025 and 2024, the adjustment for Quantinuum was $18 million and $12 million, net of tax expense of $8 million and $6 million, respectively.

	Years Ended December 31,
	2025		2024
	Continuing Operations	Discontinued Operations[1]	Continuing Operations	Discontinued Operations[1]
Earnings per share of common stock - diluted[2]	$1.62	$5.74	$1.99	$6.72
Pension income[3]	(0.06)	(0.39)	(0.22)	(0.33)
Amortization of acquisition-related intangibles[4]	0.60	0.08	0.45	0.04
Acquisition-related costs[5]	0.05	—	0.32	(0.23)
Divestiture-related costs[6]	0.41	0.85	—	0.04
Russia related-charges[7]	—	—	0.03	—
Indefinite-lived intangible asset impairment[8]	0.07	—	0.06	—
Impairment of Goodwill[9]	1.13	—	—	—
Impairment of assets held for sale[10]	0.33	—	0.33	—
Loss on sale of business[11]	0.04	—	—	—
Gain related to Resideo indemnification and reimbursement agreement termination[12]	(1.25)	—	—	—
Adjustment to estimated future environmental liabilities[13]	0.03	0.22	—	—
Loss on expected settlement of divestiture of asbestos liabilities[14]	0.17	—	—	—
Flexjet-related litigation matters[15]	—	0.47	—	—
Loss on Quantinuum[16]	0.09	—	0.06	—
Adjusted earnings per share of common stock - diluted	$3.23	$6.97	$3.02	$6.24

1	Effective June 29, 2026, Honeywell International Inc. rebranded as Honeywell Technologies and completed the spin-off of its Aerospace Technologies business into an independent publicly traded company, Honeywell Aerospace Inc. In connection with the spin-off, the Aerospace Technologies business is reported as discontinued operations in all periods presented. Additionally, discontinued operations includes the results of the Advanced Materials (“AM”) business, which was spun-off into an independent, publicly traded company, Solstice Advanced Materials, on October 30, 2025. The AM business was previously presented as discontinued operations effective the fourth quarter of 2025.
2	For the twelve months ended December 31, 2025, and 2024, adjusted earnings per share utilizes weighted average shares of approximately 642.8 million and 655.3 million.
3	For the twelve months ended December 31, 2025, and 2024, continuing operations pension income was $40 million and $141 million, net of tax expense of $25 million and $44 million, respectively. For the twelve months ended December 31, 2025, and 2024, discontinued operations pension income was $252 million and $215 million, net of tax expense of $64 million and $66 million, respectively.
4	For the twelve months ended December 31, 2025, and 2024, continuing operations acquisition-related intangibles amortization was $386 million and $292 million, net of tax benefit of $123 million and $82 million, respectively. For the twelve months ended December 31, 2025, and 2024, discontinued operations acquisition-related intangibles amortization was $49 million and $32 million, net of tax benefit of $15 million and $9 million, respectively.
5	For the twelve months ended December 31, 2025, the continuing operations adjustment for acquisition-related costs, which is principally comprised of third-party transaction and integration costs and acquisition-related fair value adjustments to inventory, is $35 million, net of tax benefit of $10 million. For the twelve months ended December 31, 2024, the continued operations adjustment for acquisition-related costs is $213 million, net of tax expense of $142 million. For the twelve months ended December 31, 2024, the discontinued operations adjustment for acquisition-related costs is $154 million, net of tax benefit of $158 million.
6
For the twelve months ended December 31, 2025, the continuing operations adjustment for divestiture-related costs, which is principally comprised of third-party transaction costs, was $262 million, net of tax benefit of approximately $31 million. For the twelve months ended December 31, 2025, discontinued operations divestiture-related costs was $548 million, net of tax expense of approximately $56 million.

7	For the twelve months ended December 31, 2024, the adjustment is a $17 million expense, without tax benefit, due to the settlement of a contractual dispute with a Russian entity associated with the Company’s suspension and wind down activities in Russia.
8	For the twelve months ended December 31, 2025, the impairment charge of indefinite-lived intangible assets associated with the Industrial Automation reportable segment was $44 million, without tax benefit. For the twelve months ended December 31, 2024, the impairment charge of indefinite-lived intangible assets associated with the personal protective equipment business was $37 million, net of tax benefit of $11 million.
9	For the twelve months ended December 31, 2025, the impairment charge of goodwill associated with the Industrial Automation reportable segment was $724 million, without tax benefit.
10	For the twelve months ended December 31, 2025, the impairment charge of assets held for sale was $209 million, net of tax benefit of $61 million.For the twelve months ended December 31, 2024, the impairment charge of assets held for sale was $219 million, without tax benefit.
11	For the twelve months ended December 31, 2025, the adjustment for loss on sale of the personal protective equipment business was $28 million, net of tax benefit of $2 million.
12	For the twelve months ended December 31, 2025, the gain related to the Resideo indemnification and reimbursement agreement termination was $802 million, without tax expense.
13
In the twelve months ended December 31, 2025, the Company enhanced its process for estimating environmental liabilities at sites undergoing active remediation, which led to earlier recognition of the estimated probable liabilities and an increase to estimated environmental liabilities. For the twelve months ended December 31, 2025, the continuing operations adjustment to increase environmental liabilities was $22 million, net of tax benefit of $7 million. For the twelve months ended December 31, 2025, the discontinued operations adjustment to increase environmental liabilities was $139 million, net of tax benefit $43 million.

14	For the twelve months ended December 31, 2025, the adjustment for loss on settlement of divestiture of asbestos liabilities was $112 million, net of tax benefit of $36 million.
15
For the twelve months ended December 31, 2025, the adjustment for the Flexjet-related litigation matters was $302 million, net of tax benefit of $71 million. Management considers the nature and significance of these litigation matters to be unusual and not indicative of the Company's ongoing performance.

16	Includes losses attributable to the Company’s investment in Quantinuum, which does not meet the definition of an operating segment. For the twelve months ended December 31, 2025 and 2024, the adjustment for Quantinuum was $58 million and $41 million, net of tax benefit of $25 million and $20 million, respectively.

We define adjusted earnings per share as diluted earnings per share adjusted to exclude various charges as listed above. We believe adjusted earnings per share is a measure that is useful to investors and management in understanding our ongoing operations and in analysis of ongoing operating trends.

Acquisition amortization and acquisition- and divestiture-related costs are significantly impacted by the timing, size, and number of acquisitions or divestitures we complete and are not on a predictable cycle and we make no comment as to when or whether any future acquisitions or divestitures may occur. We believe excluding these costs provides investors with a more meaningful comparison of operating performance over time and with both acquisitive and other peer companies.